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                                                                   EXHIBIT 10.54

                                 AMENDMENT NO. 4
                                     TO THE
                               STEWART ENTERPRISES
                           EMPLOYEES' RETIREMENT TRUST
                             (A PROFIT SHARING PLAN)
                               AND TRUST AGREEMENT

         The Stewart Enterprises Employees' Retirement Trust (A Profit Sharing
Plan) and Trust Agreement is hereby further amended to reflect certain provisions of the Community Renewal Tax Relief Act of 2000 and the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of January 1, 2002. The provisions of this Amendment No. 4 shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

         1. The definition of "Compensation" in Article I is hereby amended to add the following to the end thereof:

                  For Plan Years beginning January 1, 2000, Compensation shall include any amount that is contributed or deferred by the Employer at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code Section 132(f)(4).

                  The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning January 1, 2002, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

         2. The definition of "Eligible Retirement Plan" in Article I is hereby amended to add the following to the end thereof:

                  With respect to distributions made after December 31, 2001, an Eligible Retirement Plan also shall mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state, or political subdivision of a state and which agrees to separately account

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                  for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan also shall apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is the "alternate payee" under a qualified domestic relations order, as defined in Code Section 414(p).

         3. The definition of "Eligible Rollover Distribution" in Article I is hereby amended to add the following to the end thereof:

                  With respect to distributions made after December 31, 2001, any amount that is distributed on account of Hardship shall not be an Eligible Rollover Distribution, and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan. In addition, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code
                  Section 408(a) or (b) or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         4. The definition of "Key Employee" in Article I is hereby amended to add the following to the end thereof:

                  Effective January 1, 2002, Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code
                  Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         5. The definition of "Maximum Permissible Amount" in Article I is hereby amended to add the following to the end thereof:

                  For Limitation Years beginning January 1, 2002, except to the extent permitted under Paragraph 8 of this Amendment and Code
                  Section 414(v), the Annual Addition that may be contributed or allocated to a Participant's

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                  account under the Plan for any Limitation Year shall not
                  exceed the lesser of: (a) $40,000, as adjusted for increases in the cost of living under Code Section 415(d) or (b) 100 percent of the Participant's Compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year. The Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) that is otherwise treated as an Annual Addition.

         6. The definition of "Present Value" in Article I is hereby amended to add the following to the end thereof:

                  Effective January 1, 2002, for purposes of determining the Present Values of accrued benefits and the amounts of account balances of Employees as of the determination date, the Present Values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period ending on the determination date. The preceding sentence also shall apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period." The accrued benefits and accounts of any individual who has not performed services for the Employer during the one-year period ending on the determination date shall not be taken into account.

         7. The definition of "Rollover Contribution" in Article I is hereby amended to add the following to the end thereof:

                  Effective for Plan Years on or after January 1, 2002, "Rollover Contribution" also means a contribution from another plan qualified under Code Section 403(a), from an individual retirement account or annuity under Code Section 408(a) or
                  (b), from an annuity contract described under Code Section 403(b), or from an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state, or political subdivision of a state. In addition, "Rollover Contribution" also shall include a distribution from any of the foregoing that an Employee receives on behalf of his surviving spouse.

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         8.       Section 4.5 is hereby amended to add the following to the end thereof:

                  No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect for such taxable year, except to the extent permitted by this Amendment and Code Section 414(v).

                  Effective January 1, 2002, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

         9. Sections 5.1(b), 5.2(c), and 6.2(e) are hereby amended to replace the term "separation from Service" with the term "severance from employment."

         10. Section 6.4 is hereby amended to add the following to the end thereof:

                  Effective January 1, 2002, Rollover Contributions shall not be counted in determining whether a Participant's Vested Account Balance derived from Employer and Employee contributions exceeds $5,000.

         11. Section 6.7 is hereby amended to substitute the following for the second paragraph thereof:

                  Elective Deferrals, Qualified Non-Elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Designated Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary's or Beneficiaries' election, earlier than on severance from employment, death, or Disability. Such amounts may also be distributed on:

                           (a)      Termination of the Plan without the
                                    establishment of another Defined
                                    Contribution Plan.

                           (b) The Hardship of the Participant as described in Paragraph 6.8.

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         12.      Section 9.2 is hereby amended to add the following to the end thereof:

                  Effective January 1, 2002, a Participant's nonforfeitable interest in his or her account attributable to Employer contributions shall be determined in accordance with the following table, provided that if a Participant is not already fully vested, he or she shall become so on attaining Normal Retirement Age, Early Retirement Age, on death before normal retirement, on retirement due to Disability, or on termination of the Plan:

                           Years of Service                   Vested Percentage

                                      1                              0%
                                      2                              0%
                                      3 or more                    100%

         13. Section 14.2 is hereby amended to add the following to the end thereof:

                  Notwithstanding the foregoing, effective January 1, 2002, Matching Employer Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Employer Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Employer Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

         Adopted this      day of                , 2001.
                      ----        ---------------

                                                     Stewart Enterprises, Inc.


                                                     By:
                                                         -----------------------

                                                     Title:
                                                            --------------------



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                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF JEFFERSON


         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, on this __________ day of _______________ , 2001, personally appeared:

                                Kenneth C. Budde

who declared that he is the Executive Vice President & CFO of Stewart Enterprises, Inc. (the "Corporation"), and that he/she executed the foregoing Amendment No. Four to the Stewart Enterprises, Inc. Employees' Retirement Trust (A Profit Sharing Plan) and Trust Agreement, in the presence of the two respective witnesses opposite his/her signature and on behalf of the Corporation, freely and voluntarily and for the purposes and considerations therein set forth, and that he/she was duly authorized to do so.

                                                  STEWART ENTERPRISES, INC.



-----------------------------                      By:

Witness                                                Kenneth C. Budde
                                                       Executive Vice President


-----------------------------

Witness



-----------------------------
        Notary Public



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